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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




                               December 19, 1996
            ---------------------------------------------------------
                Date of Report (Date of earliest event reported)



                                 M-Wave, Inc.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)





             Delaware                  33-45499       36-3809819
        ----------------------------  ------------  --------------------
        (State or other jurisdiction  (Commission       (IRS Employer
               of incorporation)      File Number)  Identification No.)





               216 Evergreen Street, Bensenville, Illinois  60106
        ----------------------------------------------------------------
           (Address of principal executive offices)       (Zip Code)




                                 (708) 860-9542
                       ----------------------------------
                        (Registrant's telephone number)

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ITEM 5.  OTHER EVENTS.
         ------------

     On December 19, 1996, the Registrant announced that it had disposed of its assembly operations.

     Reference is made to the Registrant's press release dated December 19, 1996 (Exhibit 1.)


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

      (c) Exhibit 1. Registrant's press release dated December 19, 1996 concerning disposition of its assembly operations.



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                                   SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       M-WAVE, INC.



                                       /s/ JOSEPH A. TUREK
                                       ---------------------------
                                       Joseph A. Turek
Dated: December 19, 1996               Chairman, President
                                       and Chief Executive Officer

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                                 EXHIBIT INDEX




EXHIBIT
  NO.                             DESCRIPTION
-------                       --------------------
   1 Registrant's press release dated December 19, 1996 concerning disposition of its assembly operations